UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2016

GOODRICH PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Louisiana St., Suite 700, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 713-780-9494

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 10, 2016, Goodrich Petroleum Corporation (the “Company”), Wells Fargo Bank, National Association (“Wells Fargo”) and Wilmington Trust, National Association (“Wilmington Trust”) entered into an Agreement of Resignation, Appointment and Acceptance (the “Agreement of Resignation”), effective March 28, 2016, with respect to the Company’s 3.25% Convertible Senior Notes due 2026, 5.00% Convertible Senior Notes due 2029, 5.00% Convertible Senior Notes due 2032 and 8.875% Senior Notes due 2019.

Pursuant to the terms of the Agreement of Resignation, Wells Fargo resigned as Trustee under (i) the Indenture, dated as of December 6, 2006, between the Company and Wells Fargo, as Trustee, as amended and supplemented by the First Supplemental Indenture, dated as of April 1, 2011 (the “2026 Notes Indenture”), related to the Company’s 3.25% Convertible Senior Notes due 2026, (ii) the Senior Indenture, dated as of September 28, 2009, between the Company and Wells Fargo, as Trustee (the “Base Indenture”), as amended and supplemented by the First Supplemental Indenture, dated as of September 28, 2009, and the Second Supplemental Indenture, dated as of April 1, 2011 (the Base Indenture as so amended and supplemented, the “2029 Notes Indenture”), related to the Company’s 5.00% Convertible Senior Notes due 2029, (iii) the Base Indenture, as amended and supplemented by the Third Supplemental Indenture, dated as of August 26, 2013 (the Base Indenture as so amended and supplemented, the “2032 Notes Indenture”), related to the Company’s 5.00% Convertible Senior Notes due 2032 and (iv) the Indenture, dated as of March 2, 2011, between the Company, the Subsidiary Guarantor named therein and Wells Fargo, as Trustee (the “2019 Notes Indenture” and, together with the 2026 Notes Indenture, the 2029 Notes Indenture and the 2032 Notes Indenture, the “Indentures”) related to the Company’s 8.875% Senior Notes due 2019, and Wilmington Trust accepted its appointment as Trustee under the Indentures and assumed all of the rights, powers, trusts and duties of Wells Fargo thereunder.

The address of the corporate trust office for Wilmington Trust is 15950 North Dallas Parkway, Suite 550, Dallas, Texas 75248. A copy of the Agreement of Resignation is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Agreement of Resignation, Appointment and Acceptance, dated as of March 10, 2016, by and among Goodrich Petroleum Corporation, Wells Fargo Bank, National Association and Wilmington Trust, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION

March 16, 2016	By:	/s/ Michael J. Killelea
	Name:	Michael J. Killelea
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Agreement of Resignation, Appointment and Acceptance, dated as of March 10, 2016, by and among Goodrich Petroleum Corporation, Wells Fargo Bank, National Association and Wilmington Trust, National Association.